 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2025

EGH Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42636	98-1836055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 4th Street North

Suite No. 12820

St. Petersburg, FL 33702

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (941) 274-3811

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	EGHAU	The Nasdaq Share Market LLC
Class A ordinary shares, par value $0.0001 per share	EGHA	The Nasdaq Share Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of the initial business combination	EGHAR	The Nasdaq Share Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Legal Officer and Corporate Secretary

On June 3, 2025, the Board of Directors of EGH Acquisition Corp. (the “Company”) appointed Michelle Kley, age 53, as Chief Legal Officer and Corporate Secretary, effective immediately.

Ms. Kley has over 20 years of legal experience, and most recently from July 2022 to March 2023 served as Executive Vice President, Chief Legal Officer, and Corporate Secretary of Volta, Inc., an electric vehicle charging and media company. From December 2019 to July 2022 Ms. Kley served as Executive Vice President, Chief Legal Officer, General Counsel and Secretary of Virgin Galactic Holdings, Inc. (NYSE: SPCE). Prior to that, Ms. Kley served as Senior Vice President, Chief Legal and Compliance Officer and Secretary of Maxar Technologies Inc. (NYSE: MAXR, TSX: MAXR). Prior to Maxar, Ms. Kley worked as an associate for law firms Wilson Sonsini Goodrich & Rosati and Morrison & Foerster LLP. Ms. Kley holds a J.D. degree from the University of California Berkeley Law School and B.A. in Psychology from Sonoma State University.

In connection with her appointment, Ms. Kley was granted an interest in the Sponsor representing 25,000 Class A Units of the Sponsor, EGH Sponsor LLC. The grant is governed by a Securities Transfer Agreement between Ms. Kley and the Sponsor.

Ms. Kley also entered into the Company's standard form of Indemnity Agreement, which is attached as Exhibit 10.7 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 8, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EGH ACQUISITION CORP.

	By:	/s/ Andrew B. Lipsher
		Name:	Andrew B. Lipsher
		Title:	Chief Executive Officer
Dated: June 4, 2025

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